                                                                EXHIBIT 4.2

NUMBER                                                          SHARES

                      INCORPORATED UNDER THE LAWS OF THE
                              STATE OF DELAWARE

                           CRAGAR INDUSTRIES, INC.


This Certifies that _________________ is the owner of _____________________
_________________________ Shares of the Capital Stock of CRAGAR INDUSTRIES, INC., fully paid and nonassessable transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____ day of _________ A.D. 19__

_____________________________________     _____________________________________
President                                 Secretary

                             SHARES   $.01   EACH

                                 CERTIFICATE

                                     FOR

                                 ______________


                                    SHARES

                                    OF THE

                                CAPITAL STOCK

                            CRAGAR INDUSTRIES, INC.

                                   ISSUED TO

                                 ______________


                                      DATE

                                 ______________



        For Value Received, _________________ hereby sell, assign and transfer unto _________________________________________________________________________

_______________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
_____________________________________________________________________ Attorney
to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.
        Dated _________________________________ 19______
In presence of
______________________________________  ______________________________________

                                    NOTICE.
                        THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.